EXHIBIT 99.1

                         SALIVA DIAGNOSTIC SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                                    UNAUDITED

                                                      June 30,     December 31,
                                                        1997           1996
                                                    ------------   ------------
ASSETS
Current assets:
   Cash ..........................................  $    360,125   $    776,380
   Accounts receivable ...........................       227,705        178,436
   Inventories ...................................       433,944        268,431
   Prepaid expenses ..............................        47,092         34,425
   Stock subscriptions receivable ................       912,500           --
                                                    ------------   ------------
      Total current assets .......................     1,981,366      1,257,672

   Property and equipment, less accumulated
      depreciation of $912,859 and $792,309 ......       430,202        493,649
   Deposits ......................................       197,738        188,647
   Restricted cash ...............................       120,500        120,500
   Patents and trademarks, less accumulated
     amortization of $43,779 and $39,183 .........       113,137        117,733
                                                    ------------   ------------
                                                    $  2,842,943   $  2,178,201
                                                    ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses .........  $  1,324,040   $    818,073
   Accrued interest payable ......................        68,239         68,240
   Current portion of long-term debt and
     obligations under capital leases ............        30,000         35,057
                                                    ------------   ------------
       Total current liabilities .................     1,422,279        921,370

Long-term debt and obligations under capital
  leases, net of current portion .................        83,493         96,199
                                                    ------------   ------------
       Total liabilities .........................     1,505,772      1,017,569

Stockholders' equity:
   Common stock , $.01 par value, 33,000,000
     shares authorized, issued and
     outstanding:
        23,855,963 in 1997 and 22,090,785 in
          1996 ...................................       238,560        220,908
   Additional paid-in capital ....................    25,697,948     22,998,052
   Note receivable from shareholder for stock ....       (83,825)       (83,825)
   Cumulative foreign translation adjustment .....       (70,716)       (60,257)
   Accumulated deficit ...........................   (24,444,796)   (21,914,246)
                                                    ------------   ------------
      Total stockholders' equity .................     1,337,171      1,160,632
                                                    ------------   ------------
                                                    $  2,842,943   $  2,178,201
                                                    ============   ============

                                     SALIVA DIAGNOSTIC SYSTEMS, INC.
                                  CONSOLIDATED STATEMENTS OF OPERATIONS
                                                UNAUDITED
                                                    Three months ended            Six months ended
                                                         June 30,                      June 30,
                                               ---------------------------   ---------------------------
                                                   1997           1996           1997           1996
                                               ------------   ------------   ------------   ------------

Revenues:

  Product sales .............................  $    484,869   $    124,937   $    711,903   $    296,316
  Technology license income .................          --           12,342           --           12,342
                                               ------------   ------------   ------------   ------------
                                                    484,869        137,279        711,903        308,658
Costs and expenses:
  Cost of products sold .....................       464,219         66,753        723,860        187,263
  Research and development expense ..........       156,124         91,843        350,836        195,838
  Selling, general and administrative
    expense .................................       826,715      1,075,132      1,780,628      1,979,916
                                               ------------   ------------   ------------   ------------
      Loss from operations ..................      (962,189)    (1,096,449)    (2,143,421)    (2,054,359)


Interest income .............................         8,447         17,395         14,126         39,737
Interest expense ............................      (400,705)          (645)      (409,284)       (69,668)
Other income (expense) ......................        (1,200)          --            8,030           --
                                               ------------   ------------   ------------   ------------
   Net loss .................................  $ (1,355,647)  $ (1,079,699)    (2,530,549)    (2,084,290)
                                               ============   ============   ============   ============

  Net loss per share ........................  $       (.06)  $       (.05)  $       (.11)  $      (0.11)
                                               ============   ============   ============   ============

  Shares used in per share calculations .....    22,322,340     20,992,000     22,206,563     18,760,000
                                               ============   ============   ============   ============
